Exhibit 10.10

FINAL FORMS OF AGREEMENT

BALCHEM CORPORATION
EMPLOYEES RESTRICTED STOCK GRANT AGREEMENT

2017 Omnibus Incentive Plan

RESTRICTED STOCK GRANT AGREEMENT made as of this __th day of __________, _____, between Balchem Corporation, Inc., a Maryland corporation (the “Company”) and ________________ (“Grantee”).

1.    Grant of Restricted Stock. Pursuant to the Company’s 2017 Omnibus Incentive Plan (the “Plan”), the Company hereby grants to Grantee _______________ (______) shares of the common stock par value six and two-thirds cents ($0.06 2/3) per share of the Company (the “Restricted Shares”), on the terms and subject to the conditions and restrictions and other provisions set forth in this Agreement and in the Plan. Any capitalized terms used in this Agreement and not defined shall have the meanings set forth in the Plan. This grant of Restricted Shares is subject to Grantee’s execution and delivery to the Company of a copy of this Agreement. Grantee is not required to pay any purchase price for the Restricted Shares.

2.    Vesting of Restricted Shares. Unless they vest on an earlier date as provided in Section 4 hereof, the Restricted Shares will vest on ___________, which is three (3) years from the date first set forth above, provided that Grantee has remained in continuous employment with the Company and/or any member of the Group through such vesting date.

3.    Restrictions on the Restricted Shares. Until the Restricted Shares have vested, Grantee may not sell, transfer, assign, pledge, or otherwise encumber them except as permitted in Section 6 hereof. Stock certificates representing the Restricted Shares will be registered in Grantee’s name (or Grantee will be recorded as the owner of the shares on the Company’s books) as of the date of this Agreement, but such certificates will be held by the Company on Grantee’s behalf until such shares vest. When all or a portion of the Restricted Shares vest, a certificate representing such shares (minus any shares retained to satisfy tax withholding obligations, as described in Section 10 hereof) will be delivered to Grantee (or the vesting of such shares will be duly recorded on the Company’s books) as soon as practicable. To the extent the Restricted Shares have vested, they shall be fully transferable (subject to applicable securities law requirements) and not subject to forfeiture upon termination of employment or otherwise. Except in circumstances where a different treatment is provided in Section 4 hereof, in the event of a termination of Grantee’s employment with the Company and the other members of the Group for any reason, all of the Restricted Shares that have not previously vested will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company. At the request of the Company, Grantee shall execute and deliver to the Company a stock power, endorsed in blank, relating to the Restricted Shares.

4.    Acceleration of Vesting. Notwithstanding the vesting date set forth in Section 2 hereof, the following vesting rules shall apply upon the following events.

(a)    Death. In the event of Grantee’s death while employed by the Company or a member of the Group, all Restricted Shares shall immediately vest.

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(b)    Disability. In the event of Grantee’s Disability (as such term is defined below) while employed by the Company or a member of the Group, the number of Restricted Shares that shall vest upon such Disability shall be the number of whole shares equal to the product of (A) 1/48 of the total number of Restricted Shares subject to this Grant and (B) the number of full months of Grantee’s continuous employment with the Company and/or the other members of the Group from the date of this Agreement to the date of Grantee’s Disability; and all Restricted Shares not so vested shall be immediately forfeited. For the purposes of this Agreement, the term “Disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

(c)    Change in Control. The treatment of the Restricted Shares in the event of a Change in Control (as defined in the Plan), shall be governed by the terms of the Plan.

(d)    Committee Discretion. The Committee shall have absolute discretion to determine the date and circumstances of Grantee’s termination of employment or of the occurrence of Disability or a Change in Control, and its determination shall be final, conclusive and binding. The Committee, in its sole discretion, may accelerate the vesting of Restricted Shares, in whole or in part, based on service, performance, and/or such other factors or criteria as the Committee may determine, subject to the minimum vesting restrictions set forth in the Plan.

5.    Voting and Dividends. Grantee shall have the right to vote the Restricted Shares and to receive dividends with respect to the Restricted Shares equal to the dividends paid on the Company’s Stock. If any dividend is declared and paid in cash, such cash dividend will be accrued without interest until, and will be paid within thirty (30) days following the date that, the restrictions applicable to such Restricted Shares lapse, or will be forfeited at such time as such Restricted Shares are forfeited. If any dividend is declared and paid by the Company in a form other than cash, such non-cash dividend shall be subject to the same vesting schedule, forfeiture terms and other restrictions as are applicable to the Restricted Shares with respect to which the dividends were paid. Any dividends received or accrued by Grantee applicable to the Restricted Shares granted hereunder shall be forfeited and, if applicable, returned to the Company in the event the Restricted Shares do not vest in accordance with Section 2 above.

6.    Permitted Transfers. The following transactions shall be exempt from the restrictions on transfer set forth in Section 3 hereof:

(i)    Grantee’s transfer of any or all of the Restricted Shares either during his/her lifetime or on death by will or intestacy to his/her immediate family or to a trust the beneficiaries of which are exclusively one or more of Grantee and a member or members of Grantee’s immediate family, except any such transfers made pursuant to any divorce or separation proceedings or settlement (for purposes hereof, the term “immediate family” shall mean spouse, lineal descendant, father, mother, brother or sister of Grantee making the transfer); or

(ii)    a transfer of Restricted Shares to the guardian or conservator of Grantee; provided, however, that in any such case, the transferee or other recipient shall receive and hold such Restricted Shares subject to the provisions of this Agreement and there shall be no further transfer of such Restricted Shares except in accordance with this Agreement.

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No transfer pursuant to this Section 6 shall be effective, and the Company shall not be required to recognize any transferee of Restricted Shares hereunder as a stockholder of the Company, unless and until the transferee agrees in writing to be bound by the provisions of this Agreement.

7.    Restrictive Legend.    At the discretion of the Company, all certificates (electronic or otherwise) representing Restricted Shares owned by Grantee shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws or under any applicable shareholders agreement:

THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE AND RESTRICTIONS ON TRANSFER AS SET FORTH IN A CERTAIN RESTRICTED STOCK GRANT AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS/HER PREDECESSOR IN INTEREST), AND SUCH AGREEMENT IS AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE OFFICE OF THE CORPORATION.

8.    Adjustments for Stock Splits, Stock Dividends, etc.     In the event of any stock split‑up, stock dividend, stock distribution or other reclassification of the stock of the Company, any and all new, substituted or additional securities to which Grantee is entitled by reason of his or her ownership of the Restricted Shares shall be automatically subject to the same vesting schedule, forfeiture terms and other restrictions in the same manner and to the same extent as the Restricted Shares.

9.    Section 83(b) Election. Grantee understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), unless Grantee files an election under Section 83(b) of the Code, Grantee will recognize ordinary compensation income on the date the Restricted Shares are no longer subject to a substantial risk of forfeiture (which is generally the date such shares vest) in an amount equal to the fair market value of the Restricted Shares on that date. Grantee may, however, elect to recognize income with respect to some or all of the Restricted Shares as of the date of grant of such Restricted Shares in an amount equal to the fair market value of the Restricted Shares on that date (without any discount for the transfer and forfeiture restrictions on the Restricted Shares). In order to make this election, Grantee must file an election under Section 83(b) of the Code with the Internal Revenue Service no later than 30 days after the date of grant of the Restricted Shares. Grantee also understands that if he or she makes a Section 83(b) election and subsequently forfeits some or all of the Restricted Shares that were subject to the election, he or she will not be able to claim a deduction or capital loss with respect to the forfeited shares. Grantee also understands that cash dividends accrued on the Restricted Shares (prior to vesting) will be taxable as ordinary compensation income when received if Grantee did not make a Section 83(b) election, and will be taxable as dividend income if Grantee made a Section 83(b) election; and that non-cash dividends on the Restricted Shares generally will be taxable as ordinary compensation income at the same time as the Restricted Shares to which such dividends relate if Grantee did not make a Section 83(b) election, or treated as dividend income when received if Grantee made a Section 83(b) election. Grantee acknowledges that it is Grantee’s sole responsibility, and not the Company’s, to file a timely election under Section 83(b) if he or she chooses to do so. Grantee is relying solely on Grantee’s advisors with respect to the decision as to whether or not to file a Section 83(b) election. Grantee also agrees to provide the Company with a copy of the Section 83(b) election if one is filed.

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10.    Withholding.    Grantee shall be required to remit to the Company, and the Company shall have the right to deduct from any compensation payable to Grantee, the amount sufficient to satisfy any federal, state or local withholding tax liability in respect of the Restricted Shares and to take all such other action as the Committee deems necessary to satisfy all obligations for payment of such withholding taxes. To the extent permitted by the Committee, and subject to any terms and conditions imposed by the Committee, Grantee may elect to have the Company’s withholding obligation for federal, state and local taxes, including payroll taxes, with respect to the Restricted Stock satisfied (i) by having the Company withhold from the shares otherwise deliverable to Grantee shares of Stock having a value equal to the amount of such withholding obligation with respect to the Stock or (ii) by delivering to the Company shares of unrestricted Stock. Alternatively, the Committee may require that a portion of shares of Stock otherwise deliverable be withheld and applied to satisfy the statutory withholding obligation with respect to the Restricted Shares.

11.    Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

12.    Amendment. No provision of this Agreement shall be amended, either generally or in any particular instance, except in a writing signed by the Company and Grantee.

13.    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and Grantee and their respective heirs, executors, administrators, legal representatives, and permitted transferees. No transfer of any of the Shares shall be effective unless the transferee first agrees in writing to all of the terms hereof.

14.    No Rights to Employment. Nothing contained in this Agreement or the Plan shall be construed as giving Grantee any right to be retained, in any position, as an employee of or consultant or advisor to the Company.

15.    Notices. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery, delivery by Federal Express or other recognized overnight delivery service or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, return receipt requested, if to the Company at its executive offices and if to Grantee at the address shown beneath his or her signature to this Agreement, or in either case at such other address or addresses as either party shall designate to the other in accordance with this Section.

16.    Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

17.    Entire Agreement. This Agreement and the documents and agreements referenced herein constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.

18.    Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of New York. The Company and Grantee hereby (a) agree that any action, suit

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or other proceeding arising out of or based upon this Agreement shall be brought in the courts of the State of New York or any federal court located in such state, and (b) irrevocably consent and submit to the exclusive jurisdiction of such courts for the purpose of any such action, suit or proceeding.

19.    Plan. The Restricted Shares are issued pursuant to the Company’s 2017 Omnibus Incentive Plan, a copy of which has been furnished to Grantee, and are subject to such Plan in all respects. Nothing contained in this Agreement shall in any way be deemed to alter or modify the provisions of the Plan and no act of the Company or its directors, officers or employees shall be deemed to be a waiver or modification of any provision of the Plan. The provisions of the Plan shall in all respects govern this Agreement. The Committee shall have authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan and this Agreement; to prescribe, amend and rescind rules and regulations relating to the Plan and this Agreement; and to make all other determinations deemed necessary or advisable for the administration of the Plan or this Agreement. The Committee’s determination on the foregoing matters shall be conclusive.

20.    Section 409A Compliance. This Agreement is intended to comply with, or be exempt from, the requirements of Section 409A of the Code and the regulations issued thereunder. To the extent of any inconsistencies with the requirements of Section 409A, this Agreement shall be interpreted and amended in order to meet such Section 409A requirements. Notwithstanding anything contained in this Agreement or in any amendments hereto to the contrary, it is the intent of the Company to have the Plan interpreted and construed to comply with, or be exempt from, any and all provisions of Section 409A including any subsequent amendments, rulings or interpretations from appropriate governmental agencies.
21.    Data Privacy. Grantee expressly consents to the collection, use and transfer, in electronic or other form, of Grantee’s personal data by and among the Company, a member of the Group, and any broker or third party assisting the Company in administering the Plan or providing recordkeeping services for the Plan, for the purpose of implementing, administering and managing Grantee’s participation in the Plan. By accepting this award Grantee waives any data privacy rights he or she may have with respect to such information.
22.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Shares or other equity awards granted by the Company, whether under the Plan or otherwise, or any other Company securities by electronic means. By accepting this grant of Restricted Shares, whether electronically or otherwise, Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company, including but not limited to the use of electronic signatures or click-through acceptance of terms and conditions.
23.    Compensation Recovery. The Restricted Shares shall be subject to the provisions of any applicable compensation recovery policy contained in the Plan or implemented by the Company, including without limitation any compensation recovery policy adopted to comply with the requirements of applicable law, to the extent set forth in such compensation recovery policy.
24.    Parachute Payments.

(a)    Grantee shall bear all expense of, and be solely responsible for, any excise tax imposed by Section 4999 of the Code (the “Excise Tax”); provided, however, that any payment or benefit received or to be received by Grantee (whether payable under the terms of this Agreement or any other plan, arrangement

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or agreement with the Company or any of its affiliates) (collectively, the “Payments”) that would constitute a “parachute payment” within the meaning of Section 280G of the Code, shall be reduced to the extent necessary so that no portion thereof shall be subject to the Excise Tax but only if, by reason of such reduction, the net after-tax benefit received by Grantee exceeds the net after-tax benefit that would be received by Grantee if no such reduction was made. If a reduction in payments or benefits constituting “parachute payments” is necessary under the preceding sentence, the reduction shall be made in the manner that results in the greatest economic benefit for Grantee.

(b)    The “net after-tax benefit” shall mean (i) the Payments Grantee receives or is then entitled to receive from the Company that would constitute “parachute payments” within the meaning of Section 280G of the Code, less (ii) the amount of all federal, state and local income and employment taxes payable by Grantee with respect to the foregoing calculated at the highest marginal income tax rate for each year in which the foregoing shall be paid to Grantee (based on the rate in effect for such year as set forth in the Code as in effect at the time of the first payment of the foregoing), less (iii) the amount of Excise Tax imposed with respect to the payments and benefits described in Section 25(a) above.

(c)    The independent registered public accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the event described in Section 280G(b)(2)(A)(i) of the Code shall perform the foregoing calculations. If the independent registered public accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting such change in control, change of ownership or similar transaction, the Company shall appoint a nationally recognized independent registered public accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such independent registered public accounting firm required to be made hereunder.

(d)    The independent registered public accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Company and Grantee within thirty (30) calendar days after the date on which Grantee’s right to a Payment is triggered (if requested at that time by the Company or Grantee) or such other time as reasonably requested by the Company or Grantee. Any good faith determinations of the independent registered public accounting firm made hereunder shall be final, binding and conclusive upon the Company and Grantee.

25.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BALCHEM CORPORATION

By: ________________________________
Ted Harris
Chairman, President and CEO

GRANTEE:

___________________________________
(Signature)

Print Name: ____________________________________

Address:    ____________________________________________

_____________________________________________

_____________________________________________

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FINAL FORMS OF AGREEMENT

BALCHEM CORPORATION
EMPLOYEES PERFORMANCE SHARE UNIT
GRANT AGREEMENT

2017 Omnibus Incentive Plan

PERFORMANCE SHARE UNIT GRANT AGREEMENT (this “Agreement”) made as of this _________ between Balchem Corporation, Inc., a Maryland corporation (the “Company”) and ________________ (“Grantee”).

1.Grant of PSUs. Pursuant to the Company’s 2017 Omnibus Incentive Plan (the “Plan”), the Company hereby grants to Grantee an award for a target number of ______ Performance Share Units (the “Target PSUs”). Each Performance Share Unit (“PSU”) represents the right to receive one share of the Company’s common stock, par value six and two-thirds cents ($0.06 2/3) per share (“Stock”), subject to the terms and conditions, restrictions and other provisions set forth in this Agreement and in the Plan. The number of PSUs that Grantee actually earns (the “Earned PSUs”) will depend on the extent to which the performance criteria for the award (as set forth in Section 3 hereof) have been satisfied during the Performance Period (as defined in Section 2 hereof), and may be more or less than the Target PRSUs based on the level of performance achieved. Any Target PSUs in excess of the Earned PSUs shall be forfeited as of the last day of the Performance Period. Any capitalized terms used in this Agreement and not defined shall have the meanings set forth in the Plan. This grant of PSUs is subject to Grantee’s execution and delivery to the Company of a copy of this Agreement. Grantee is not required to pay any purchase price for the PSUs.

2.Performance Period. The performance period for this award is January 1, 2018 through December 31, 2020 (the “Performance Period”).

3.Performance Criteria. _____________ shares of the Target PSUs are granted with respect to the Company’s EBITDA growth performance (as recorded by the Company) for the Performance Period and ____________ shares of the Target PSUs are granted with respect to the Company’s relative Total Shareholder Return (TSR) as compared to the TSR of the Russell 2000 market index for the Performance Period. For purposes of the TSR metric, stock price performance for both the Company and the Russell 2000 market index will be determined based on the 60-day average price beginning November 1, 2017 and the 60-day average price beginning November 1, 2020 (in each case taking dividends paid into account). However, if the Company’s absolute TSR is negative, the Board or the Committee may reduce or eliminate the payout with respect to the TSR metric. The number of Earned PSUs may range from 50% to 200% of the target award on each metric. A table showing the percentage of the Target PSUs that will be earned for various levels of achievement of the performance metrics is set forth as Exhibit A to this Agreement. The Committee shall have absolute discretion to determine the manner of making the calculations called for under this Section 3 and the extent to which the performance criteria set forth in this Section 3 have been attained, and its determination shall be final, conclusive and binding on Grantee. In addition, the Committee shall retain absolute discretion to reduce the number of Earned PSUs that will be treated as earned by Grantee based on such factors as the Committee may deem appropriate in its sole discretion.

4.Time-Vesting Requirement. The PSUs are subject to forfeiture until they vest. Unless they vest on an earlier date as provided in Section 5 hereof, the Earned PSUs will vest on the date that the Committee determines the number of Earned PSUs under Section 3 hereof, provided that Grantee has remained in continuous employment with the Company and/or the other members of the Group through such vesting date. Except in circumstances where a different treatment is provided in Section 5 hereof, in the event of Grantee’s termination of employment with the Company and/or the other members of the Group (whether by Grantee or by his or her employer) all of Grantee’s PSUs (whether or not Earned PSUs) which have not vested prior to such termination of employment will be forfeited.

5.Acceleration of Vesting. Notwithstanding the vesting date set forth in Section 4 hereof, the PSUs shall vest upon the following events, and shall be deemed Earned to the extent set forth below.

(a)    Death or Disability. In the event of Grantee’s death or Disability (as such term is defined below) while employed by the Company or any other member of the Group, the number of PSUs that shall vest (and be deemed to have been Earned) at the end of the Performance Period shall be the number of whole PSUs equal to the product of (A) 1/36 of the total number of Earned PSUs determined by the Committee under Section 3 hereof at the end of the Performance Period and (B) the number of full months of Grantee’s continuous employment with the Company and/or the other members of the Group from the beginning of the Performance Period to the date of Grantee’s death or Disability, as the case may be. To the extent vested, such PSUs shall be settled in accordance with Section 7 hereof, and all PSUs not so vested shall be forfeited. For the purposes of this Agreement, the term “Disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

(b)    Retirement. In the event of Grantee’s Retirement (as such term is defined below) from the Company or any other member of the Group on or following the first anniversary of the date of grant of the PSUs, the number of PSUs that shall vest (and be deemed to have been Earned) at the end of the Performance Period shall be the number of whole PSUs equal to the product of (A) 1/36 of the total number of Earned PSUs determined by the Committee under Section 3 hereof at the end of the Performance Period and (B) the number of full months of Grantee’s continuous employment with the Company and/or the other members of the Group from the beginning of the Performance Period to the date of Grantee’s Retirement. To the extent vested, such PSUs shall be settled in accordance with Section 7 hereof, and all PSUs not so vested shall be forfeited. For the avoidance of doubt, in the event of Grantee’s Retirement from the Company or any other member of the Group prior to the first anniversary of the date of grant of the PSUs, all of Grantee’s PSUs will be forfeited. For purposes of this Agreement, the term “Retirement” shall mean termination of employment, with no less than one (1) year’s prior notice to the Company, at a time when the sum of Grantee’s age and years of service is at least 70, provided that Grantee has at least ten (10) years of service.

(c)    Change in Control. The treatment of the PSUs in the event of a Change in Control (as defined in the Plan) shall be governed by the terms of the Plan.

(d)    Committee Discretion. The Committee shall have absolute discretion to determine the date and circumstances of Grantee’s termination of employment or of the occurrence of Disability or a Change in Control, and its determination shall be final, conclusive and binding.

6.Voting and Dividends Equivalents.

(a)    Voting; Rights as Stockholder. Grantee shall have no voting rights or other rights as a stockholder with respect to the PSUs or the shares of Stock underlying the PSUs.

(b)    Dividend Equivalents. Grantee shall have the right to receive dividend equivalents with respect to the PSUs (to the extent Earned) equal to the [ordinary] cash dividends paid on the Company’s Stock. If the Company declares a cash dividend on its Stock, Grantee will be entitled to be credited with dividend equivalent units equal to (i) the amount of such dividend declared and paid with respect to one share of Stock, multiplied by (ii) the number of Target PSUs subject to this Grant plus the number of dividend equivalent units previously credited with respect to such Target PSUs, that are outstanding on the applicable dividend payment date, divided by (iii) the Fair Market Value of a share of Stock on the dividend payment date. Dividend equivalent units will not be credited with interest. Each dividend equivalent unit represents one share of Stock, and will be paid in shares of Stock at the same time and to the same extent to which the Company issues the shares of Stock underlying the PSUs with respect to which they were credited. (In other words, if the PSUs are earned at the Target level, 100% of the dividend equivalent units will be paid; if the PSUs are earned at Threshold level, 50% of the dividend equivalent units will be paid; and if the PSUs are earned at Maximum level, 200% of the dividend equivalent units will be paid.) Subject to the restrictions contained in the Plan, the Committee may prospectively change the method of crediting dividend equivalent units as it, in its sole discretion, determines appropriate from time to time.

7.Settlement of PSUs. Grantee’s PSUs that vest under this Agreement will be settled on the date the Committee determines the number of Earned PSUs under Section 3 hereof, but in no event later than the March 15 of the calendar year after the calendar year in which the Performance Period ends. On (or as soon as practicable after) the settlement date of a PSU, the Company will deliver to Grantee (or record Grantee as the owner on the Company’s books) one share of Stock for each of Grantee’s PSUs and dividend equivalent units being settled on such date. The Stock delivered upon the settlement of Grantee’s PSUs and dividend equivalent units will be fully transferable (subject to any applicable securities law restrictions) and not subject to forfeiture. The shares of Stock delivered upon such settlement will have full voting and dividend rights and will entitle the holder to all other rights of a stockholder of the Company.

8.Restrictions on Transfer of PSUs. Grantee may not sell, transfer, assign, or pledge Grantee’s PSUs or any rights under this Agreement. Notwithstanding the foregoing, Grantee may designate one or more members of Grantee’s immediate family or a trust whose beneficiaries are exclusively one or more members of Grantee’s immediate family to receive Grantee’s PSUs upon Grantee’s death. For purposes of this Agreement, the term “immediate family” shall mean the spouse, lineal descendant, father, mother, brother or sister of Grantee. In the absence of any such designation, shares of Stock that Grantee is entitled to receive upon his/her death shall instead be delivered to the legal representative of Grantee’s estate.

9.Adjustments for Stock Splits, Stock Dividends, etc. In the event of any stock split‑up, stock dividend, stock distribution or other reclassification of Stock, the number of Grantee’s Target PSUs shall be appropriately adjusted to prevent enhancement or dilution of benefits, and Grantee’s Earned PSUs shall be determined with respect to such adjusted number. In addition, the Committee has the authority, in its discretion, to make changes to the PSUs to reflect a corporate transaction, such as a merger of the Company into another corporation, any consolidation of the Company with another company, any separation of the Company, any reorganization of the Company or any partial or complete liquidation of the Company.

10.Withholding.    Grantee shall be required to remit to the Company, and the Company shall have the right to deduct from any compensation payable to Grantee, the amount sufficient to satisfy any federal, state or local withholding tax liability in respect of the PSUs and to take all such other action as the Committee deems necessary to satisfy all obligations for payment of such withholding taxes. To the extent permitted by the Committee, and subject to any terms and conditions imposed by the Committee, Grantee may elect to have the Company’s withholding obligation for federal, state and local taxes, including payroll taxes, with respect to the PSUs satisfied (i) by having the Company withhold from the shares otherwise deliverable to Grantee shares of Stock having a value equal to the amount of such withholding obligation with respect to the Stock or (ii) by delivering to the Company shares of unrestricted Stock. Alternatively, the Committee may require that a portion of shares of Stock otherwise deliverable be withheld and applied to satisfy the statutory withholding obligation with respect to the PSUs.

11.Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

12.Amendment. No provision of this Agreement shall be amended, either generally or in any particular instance, except in a writing signed by the Company and Grantee.

13.Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and Grantee and their respective heirs, executors, administrators, legal representatives, and permitted transferees.

14.No Rights To Employment. Nothing contained in this Agreement shall be construed as giving Grantee any right to be retained, in any position, as an employee of or consultant or advisor to the Company.

15.Notices. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery, delivery by Federal Express or other recognized overnight delivery service or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, return receipt requested, if to the Company at its executive offices and if to Grantee at the address shown beneath his or her signature to this Agreement, or in either case at such other address or addresses as either party shall designate to the other in accordance with this Section.

16.Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

17.Entire Agreement. This Agreement and the documents and agreements referenced herein constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.

18.Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of New York. The Company and Grantee hereby (a) agree that any action, suit or other proceeding arising out of or based upon this Agreement shall be brought in the courts of the State of New York or any federal court located in such state, and (b) irrevocably consent and submit to the exclusive jurisdiction of such courts for the purpose of any such action, suit or proceeding.

19.Plan. The PSUs are issued pursuant to the Company’s 2017 Omnibus Incentive Plan, a copy of which has been furnished to Grantee, and are subject to such Plan in all respects. Nothing contained in this Agreement shall in any way be deemed to alter or modify the provisions of the Plan and no act of the Company or its directors, officers or employees shall be deemed to be a waiver or modification of any provision of the Plan. The provisions of the Plan shall in all respects govern this Agreement. The Committee shall have authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan and this Agreement; to prescribe, amend and rescind rules and regulations relating to the Plan and this Agreement; and to make all other determinations deemed necessary or advisable for the administration of the Plan or this Agreement. The Committee’s determination on the foregoing matters shall be conclusive.

20.Section 409A Compliance. This Agreement is intended to comply with, or be exempt from, the requirements of Section 409A of the Code (“Section 409A”) and the regulations issued thereunder. To the extent of any inconsistencies with the requirements of Section 409A, this Agreement shall be interpreted and amended in order to meet such Section 409A requirements. Notwithstanding anything contained in this Agreement or in any amendments hereto to the contrary, it is the intent of the Company to have the Plan interpreted and construed to comply with, or be exempt from, any and all provisions of Section 409A including any subsequent amendments, rulings or interpretations from appropriate governmental agencies. Without limiting the foregoing, notwithstanding the provisions of Section 7 hereof, if Grantee is a “specified employee” within the meaning of Section 409A of the Code, as determined by the Committee in accordance with Section 409A, any shares to be delivered in settlement of Grantee’s PSUs and dividend equivalent units that constitute “deferred compensation” within the meaning of Section 409A and that are otherwise payable or deliverable upon Grantee’s termination from employment (other than any payments that are permitted under Section 409A to be paid within six months following termination of employment of a specified employee) shall be suspended until the six-month anniversary of Grantee’s termination of employment (or date of death, if earlier), at which time all share deliveries that were suspended shall be paid to Grantee in a lump sum. A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the settlement of PSUs upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A.

21.Data Privacy. Grantee expressly consents to the collection, use and transfer, in electronic or other form, of Grantee's personal data by and among the Company, any other member of the Group, and any broker or third party assisting the Company in administering the Plan or providing recordkeeping services for the Plan, for the purpose of implementing, administering and managing Grantee's participation in the Plan. By accepting this award Grantee waives any data privacy rights he may have with respect to such information.

22.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the PSUs or other equity awards granted by the Company, whether under the Plan or otherwise, or any other Company securities by electronic means. By accepting this grant of PSUs, whether electronically or otherwise, Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

23.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

24.Compensation Recovery. The PSUs shall be subject to the provisions of any applicable compensation recovery policy contained in the Plan or implemented by the Company, including without limitation any compensation recovery policy adopted to comply with the requirements of applicable law, to the extent set forth in such compensation recovery policy.

25.Parachute Payments.

(a)    Grantee shall bear all expense of, and be solely responsible for, any excise tax imposed by Section 4999 of the Code (the “Excise Tax”); provided, however, that any payment or benefit received or to be received by Grantee (whether payable under the terms of this Agreement or any other plan, arrangement or agreement with the Company or any of its affiliates) (collectively, the “Payments”) that would constitute a “parachute payment” within the meaning of Section 280G of the Code, shall be reduced to the extent necessary so that no portion thereof shall be subject to the Excise Tax but only if, by reason of such reduction, the net after-tax benefit received by Grantee exceeds the net after-tax benefit that would be received by Grantee if no such reduction was made. If a reduction in payments or benefits constituting “parachute payments” is necessary under the preceding sentence, the reduction shall be made in the manner that results in the greatest economic benefit for Grantee.

(b)    The “net after-tax benefit” shall mean (i) the Payments Grantee receives or is then entitled to receive from the Company that would constitute “parachute payments” within the meaning of Section 280G of the Code, less (ii) the amount of all federal, state and local income and employment taxes payable by Grantee with respect to the foregoing calculated at the highest marginal income tax rate for each year in which the foregoing shall be paid to Grantee (based on the rate in effect for such year as set forth in the Code as in effect at the time of the first payment of the foregoing), less (iii) the amount of Excise Tax imposed with respect to the payments and benefits described in Section 25(a) above.

(c)    The independent registered public accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the event described in Section 280G(b)(2)(A)(i) of the Code shall perform the foregoing calculations. If the independent registered public accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting such change in control, change of ownership or similar transaction, the Company shall appoint a nationally recognized independent registered public accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such independent registered public accounting firm required to be made hereunder.

(d)    The independent registered public accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Company and Grantee within thirty (30) calendar days after the date on which Grantee’s right to a Payment is triggered (if requested at that time by the Company or Grantee) or such other time as reasonably requested by the Company or Grantee. Any good faith determinations of the independent registered public accounting firm made hereunder shall be final, binding and conclusive upon the Company and Grantee.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BALCHEM CORPORATION

By:
Ted Harris
Chairman, President and CEO

GRANTEE:

(Signature)

Print Name:    ____________________________________

Address:    ____________________________________________

_____________________________________________

_____________________________________________

Exhibit A 1
Performance Metrics Table
EBITDA Metric (50% of Target PSU Award)

	Below Threshold	Threshold	Target	Maximum
EBITDA Growth 2018-2020.Note: Years to be updated for applicable performance period.	below [•]%	[•]% ([•]% of Target)	[•]% ([•]% of Target)	[•]% ([•]% of Target)
Payout (Percentage of EBITDA-Based Target PSUs)	0%	[•]%	[•]%	[•]%
Note: Awards for results between points above threshold will be interpolated on straight-line basis.

Relative TSR Metric (50% of Target PSU Award)

	Below Threshold	Threshold	Target	Maximum
Relative TSR Percentile 2018-2020.Note: Years to be updated for applicable performance period.	below 25th percentile	25th percentile	50th percentile	75th percentile
Payout (Percentage of TSR-Based Target PSUs)	0%	50%	100%	200%
Note: Awards for results between points above threshold will be interpolated on straight-line basis.
If Balchem absolute TSR is negative, the Board or Committee may reduce or eliminate payout for this metric.

_____________________________

1.	Note: Exhibit A to be updated for applicable performance period.

2.	Note: Years to be updated for applicable performance period

3.	Note: Years to be updated for applicable performance period

FINAL FORMS OF AGREEMENT
BALCHEM CORPORATION
STOCK OPTION GRANT AGREEMENT

2017 Omnibus Incentive Plan

This STOCK OPTION GRANT AGREEMENT (the “Grant”), dated as of ________ is between BALCHEM CORPORATION, a Maryland corporation (the “Company”) and
(“Optionee”).

W I T N E S S E T H:

1.
Grant of Options. Pursuant to the provisions of the Company’s 2017 Omnibus Incentive Plan, as the same may be amended from time to time (the “Plan”), the Company has on the date set forth on Exhibit A hereto (such date, the “Grant Date”) granted to Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company the number of shares of the Company’s common stock par value six and two-thirds cents ($0.06 2/3) per share (“Stock”) set forth in Exhibit A at the price per share set forth in Exhibit A (the stock options granted hereby being referred to as the “Option” or the “Options”). The Option is a non-qualified stock option. Any capitalized terms used in this Grant and not defined herein shall have the meanings set forth in the Plan.

2.
Terms and Conditions. The term of the Option shall be for the period specified in Exhibit A. The Option shall be exercisable on the date or dates set forth, or upon satisfaction of the conditions set forth, in Exhibit A, provided that (unless expressly provided otherwise in Section 4 hereof or in Exhibit A) Optionee is an employee of the Company or any other member of the Group on each such date. To the extent the Option has become exercisable, it may be exercised, prior to the end of the Option term, at any time in whole or in part and from time to time, subject to earlier termination as provided in Sections 3 and 4 of this Grant, unless otherwise expressly provided in Exhibit A. Unless otherwise provided in Exhibit A, the Option may not be exercised (a) as to fewer than 100 shares at any one time (or for the remaining shares then purchasable under the Option, if fewer than 100 shares), and (b) until fulfillment of any conditions precedent set forth in Section 7 hereof. The holder of any Option shall not have any rights as a stockholder with respect to the Stock issuable upon exercise of an Option until certificates for such Stock shall have been issued and delivered to him or her after the exercise of the Option.

3.
Termination of Employment. In the event that the employment of Optionee with the Company or other member of the Group shall be terminated (otherwise than by reason of (i) death, (ii) Disability (as such term is defined in Section 4 hereof), (iii) Retirement (as such term is defined in Section 4 hereof) on or after the first anniversary of the Grant Date, or (iv) for Cause), the Option shall be exercisable (to the extent that Optionee shall have been entitled to do so at the termination of his or her employment) at any time prior to the expiration of the period of sixty (60) days after such termination, but in no event later than the specified expiration date of the Option, except as may be expressly provided in Exhibit A. Notwithstanding anything herein to the contrary, in the event that the employment of Optionee shall be terminated for Cause, all vested and unvested portions of the

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Option shall be immediately forfeited by Optionee without any consideration.

This Grant does not constitute an employment contract. Nothing in the Plan or in this Grant shall confer upon Optionee any right to be continued in the employ of the Company or any other member of the Group for the length of any vesting schedule or for any portion thereof or for any other period of time, or interfere in any way with the right of the Company or any other member of the Group to terminate or otherwise modify the terms of Optionee’s employment; provided, that a change in Optionee’s duties or position shall not affect Optionee’s Option so long as Optionee is still an employee of the Company or any other member of the Group.

4.	Death, Disability, or Retirement of Optionee or Change in Control.

(a)  Death. If Optionee ceases to be employed by the Company and all other members of the Group by reason of his or her death, the Option shall become fully exercisable upon such termination of employment and may be exercised by Optionee’s estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the Option or two years after the date of Optionee’s death, except as may otherwise be provided in Exhibit A.

(b)  Disability. If Optionee ceases to be employed by the Company and all other members of the Group by reason of his or her Disability, the Option shall continue to vest during the Optionee’s lifetime and become exercisable in accordance with the vesting schedule set forth in Exhibit A. Except as otherwise provided in Exhibit A, any unexercised portion of the Option may be exercised by Optionee (or in the event of death, by Optionee’s estate, personal representative of beneficiary who has acquired the Option by will or by the laws of descent and distribution) prior to the later of (i) two years after Optionee’s termination of employment or (ii) two years after the vesting date of the Option, but in any case, not beyond the specified expiration date of the Option. For the purposes of the Grant, the term “Disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

(c) Retirement. If Optionee ceases to be employed by the Company and all members of the Group by reason of his or her Retirement on or after the first anniversary of the Grant Date, the Option shall continue to vest during the Optionee’s lifetime and become exercisable in accordance with the vesting schedule set forth in Exhibit A. Except as otherwise provided in Exhibit A, any unexercised portion of the Option may be exercised by Optionee (or in the event of death, by Optionee’s estate, personal representative of beneficiary who has acquired the Option by will or by the laws of descent and distribution) prior to the later of (i) two years after Optionee’s termination of employment or (ii) two years after the vesting date of the Option, but in any case not beyond the specified expiration date of the Option. For the avoidance of doubt, if Optionee ceases to be employed by the Company and all members of the Group by reason of his or her Retirement prior to the first anniversary of the Grant Date, the Option shall immediately be forfeited by Optionee for no consideration. For purposes of the Grant, the term “Retirement” shall mean termination of employment with no less than one (1) year’s prior notice to the Company, at a time when the sum of Optionee’s age and years of service is at least 70, provided that Optionee has at least ten years of service.

(d) Change in Control. The treatment of the Option in the event of a Change in Control (as defined in

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the Plan) shall be governed by the terms of the Plan.

5.
Transferability of Option. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, except as, and then only to the extent, if any, provided in Exhibit A hereto or as subsequently approved by the Board or the Committee.

6.
Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding stock of the Company by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares subject to the Option shall be correspondingly adjusted as provided in the Plan.

7.
Conditions Precedent to Exercise of Option. In the event that the exercise of the Option or the issuance and delivery of the shares hereunder shall be subject to, or shall require, any prior exchange listing, prior approval of the stockholders of the Company, or other prior condition or act, pursuant to the applicable laws, regulations or policies of any stock exchange, federal or local government or its agencies or representatives, and/or pursuant to the Plan, then the Option shall not be deemed to be exercisable under this Grant until such condition is satisfied. The Company shall not be liable in any manner to Optionee or any other party for any failure or delay by the Company on its part to fulfill any such condition, and any such failure or delay shall not extend the term of the Option.

8.
Methods of Exercising Option. Subject to the terms and conditions of this Grant, the Option may be exercised by delivering a signed, completed exercise notice in the form of Exhibit B hereto, as the same may be modified from time to time by determination of the Company in its discretion, to the Company, at its office at 52 Sunrise Park Road, New Hampton, New York, 10958 or such other address as the Company may designate. Such notice shall (i) identify the Option to which it applies, (ii) state the election to exercise the Option, (iii) designate the number of shares in respect of which the Option is being exercised, and (iv) be signed by the person or persons so exercising the Option, and shall otherwise be in such form and substance as the Company may require. Such notice shall be accompanied by payment of the full purchase price of such shares. The Company shall deliver to Optionee, at such address as is provided in the notice, a certificate or certificates representing such shares as soon as practicable after the notice shall be received and all conditions to the exercise of the Option are fulfilled and satisfied. Payment of such purchase price shall be made (a) in United States dollars in cash or by check, or (b) through delivery of shares of Stock previously owned by Optionee for at least six months and having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) by any combination of the above. Notwithstanding the foregoing, Optionee may not pay any part of the exercise price hereof by transferring Stock to the Company if such Stock is not fully vested or is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be issued in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by Optionee and if Optionee shall so request in the notice exercising the Option, the certificate shall be issued in the name of Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons other than Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. At the election of the

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Company, such certificate may bear such legends regarding the limited transferability of the shares under applicable securities laws as the Company may require. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

9.
Compliance with Law. The exercise of the Option and the issuance and transfer of shares of Stock shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Stock may be listed. No share of Stock shall be issued pursuant to the Option unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. Optionee understands that the Company is under no obligation to register the shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

10.
Capital Changes and Business Successions. The Plan contains provisions covering the treatment of the Option in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In general, Optionee should not assume that the Option necessarily would survive the acquisition of the Company.

11.
Withholding Taxes. Optionee shall be required to remit to the Company, and the Company shall have the right to deduct from any compensation payable to Optionee, the amount sufficient to satisfy any federal, state or local withholding tax liability in respect of the Options and to take all such other action as the Committee deems necessary to satisfy all obligations for payment of such withholding taxes. To the extent permitted by the Committee, and subject to any terms and conditions imposed by the Committee, Optionee may elect to have the Company’s withholding obligation for federal, state and local taxes, including payroll taxes, with respect to the Options satisfied (i) by having the Company withhold from the shares otherwise deliverable to Optionee shares of Stock having a value equal to the amount of such withholding obligation with respect to the Stock or (ii) by delivering to the Company shares of unrestricted Stock. Alternatively, the Committee may require that a portion of shares of Stock otherwise deliverable be withheld and applied to satisfy the statutory withholding obligation with respect to the Options.

12.
Terms of Plan Control. The Option granted hereunder is granted pursuant to the provisions of the Plan, the receipt of a copy of which Optionee hereby acknowledges. Nothing contained in this Grant shall in any way be deemed to alter or modify the provisions of the Plan and no act of the Company or its directors, officers or employees shall be deemed to be a waiver or modification of any provision of the Plan. The provisions of the Plan shall in all respects govern the Option. The Committee shall have authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan and this Grant; to prescribe, amend and rescind rules and regulations relating to the Plan and the Option; and to make all other determinations deemed necessary or advisable for the administration of the Plan or the Option. The Committee’s determination on the foregoing matters shall be conclusive.

13.	Governing Law. This Grant shall be construed, interpreted and enforced in accordance with the laws

4

of the State of New York. The Company and the Optionee hereby (a) agree that any action, suit or other proceeding arising out of or based upon this Grant shall be brought in the courts of the State of New York or any federal court located in such state, and (b) irrevocably consent and submit to the exclusive jurisdiction of such courts for the purpose of any such action, suit or proceeding.

14.	No Right as Shareholder. Optionee shall not have any rights as a shareholder with respect to any shares of Stock subject to the Option prior to the date of exercise of the Option.

15.
Severability. The invalidity or unenforceability of any provision of this Grant shall not affect the validity or enforceability of any other provision of this Grant and each other provision of this Grant shall be severable and enforceable to the extent permitted by law.

16.
Pronouns. Whenever the context may require, any pronouns used in this Grant shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

17.
Entire Agreement. This Grant and the documents and agreements referenced herein constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Grant.

18.
Notices. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery, delivery by Federal Express or other recognized overnight delivery service or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, return receipt requested, if to the Company at its executive offices and if to Optionee at the address shown beneath his or her signature to this Grant, or in either case at such other address or addresses as either party shall designate to the other in accordance with this Section.

19.
Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Option, any future options or other equity awards granted by the Company, whether under the Plan or otherwise, or any other Company securities by electronic means. By accepting this Option, whether electronically or otherwise, Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

20.	Counterparts. This Grant may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

21.
Data Privacy. Optionee expressly consents to the collection, use and transfer, in electronic or other form, of Optionee’s personal data by and among the Company, any member of the Group, and any broker or third party assisting the Company in administering the Plan or providing recordkeeping services for the Plan, for the purpose of implementing, administering and managing Optionee’s participation in the Plan. By accepting this Grant, Optionee waives any data privacy rights he or she may have with respect to such information.

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22.
Compensation Recovery. The Options shall be subject to the provisions of any applicable compensation recovery policy contained in the Plan or implemented by the Company, including without limitation any compensation recovery policy adopted to comply with the requirements of applicable law, to the extent set forth in such compensation recovery policy.

23.	Parachute Payments.

(a)    Grantee shall bear all expense of, and be solely responsible for, any excise tax imposed by Section 4999 of the Code (the “Excise Tax”); provided, however, that any payment or benefit received or to be received by Grantee (whether payable under the terms of this Agreement or any other plan, arrangement or agreement with the Company or any of its affiliates) (collectively, the “Payments”) that would constitute a “parachute payment” within the meaning of Section 280G of the Code, shall be reduced to the extent necessary so that no portion thereof shall be subject to the Excise Tax but only if, by reason of such reduction, the net after-tax benefit received by Grantee exceeds the net after-tax benefit that would be received by Grantee if no such reduction was made. If a reduction in payments or benefits constituting “parachute payments” is necessary under the preceding sentence, the reduction shall be made in the manner that results in the greatest economic benefit for Grantee.

(b)    The “net after-tax benefit” shall mean (i) the Payments Grantee receives or is then entitled to receive from the Company that would constitute “parachute payments” within the meaning of Section 280G of the Code, less (ii) the amount of all federal, state and local income and employment taxes payable by Grantee with respect to the foregoing calculated at the highest marginal income tax rate for each year in which the foregoing shall be paid to Grantee (based on the rate in effect for such year as set forth in the Code as in effect at the time of the first payment of the foregoing), less (iii) the amount of Excise Tax imposed with respect to the payments and benefits described in Section 25(a) above.

(c)    The independent registered public accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the event described in Section 280G(b)(2)(A)(i) of the Code shall perform the foregoing calculations. If the independent registered public accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting such change in control, change of ownership or similar transaction, the Company shall appoint a nationally recognized independent registered public accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such independent registered public accounting firm required to be made hereunder.

(d)    The independent registered public accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Company and Grantee within thirty (30) calendar days after the date on which Grantee’s right to a Payment is triggered (if requested at that time by the Company or Grantee) or such other time as reasonably requested by the Company or Grantee. Any good faith determinations of the independent registered public accounting firm made hereunder shall be final, binding and conclusive upon the Company and Grantee.

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IN WITNESS WHEREOF, the Company has caused this Grant to be executed by its duly authorized officer and Optionee has executed this Grant as of the date first written above.

BALCHEM CORPORATION

By: ____________________________________
          Theodore L. Harris
Chairman, President and CEO

AGREED AND ACCEPTED:

________________________________
OPTIONEE:

Address: ________________________

________________________

________________________

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